UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05569
                                    ---------

                           FRANKLIN UNIVERSAL TRUST
                           ------------------------
              (Exact name of registrant as specified in charter)

                    ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 (Address of principal executive offices) (Zip code)

       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                       [GRAPHIC OMITTED]

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                                                        |     AUGUST 31, 2005
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                     ANNUAL REPORT                                 INCOME
--------------------------------------------------------------------------------

                            FRANKLIN UNIVERSAL TRUST

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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                                 FRANKLIN TEMPLETON INVESTMENTS

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.


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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Franklin Universal Trust ..................................................    1

Performance Summary .......................................................    6

Annual Shareholders' Meeting ..............................................    7

Dividend Reinvestment and Cash Purchase Plan ..............................    8

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   21

Report of Independent Registered Public Accounting Firm ...................   30

Tax Designation ...........................................................   31

Board Members and Officers ................................................   32

Shareholder Information ...................................................   37

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Dear Shareholder:

This annual report for Franklin Universal Trust covers the fiscal year ended August 31, 2005. Also in the report is new information about the Board of Trustees' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved the Fund's contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 37.

PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's cumulative total returns were +17.20% based on change in net asset value and +17.51% based on change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 6. For comparison, the Credit Suisse First Boston (CSFB) High Yield Index returned 8.98%, and utilities stocks, as measured by the Standard & Poor's 500 (S&P 500) Electric Utilities Index, returned 34.50% for the year ended August 31, 2005.(1)

(1) Sources: Credit Suisse First Boston; Standard & Poor's Micropal. The CSFB High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The S&P 500 Electric Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                               Annual Report | 1

PORTFOLIO BREAKDOWN
Based on Gross Assets*
8/31/05

--------------------------------------------------------------------------------
Corporate Bonds                                                         68.7%
--------------------------------------------------------------------------------
Utilities Common & Preferred Stocks                                     26.6%
--------------------------------------------------------------------------------
Foreign Government U.S.
Dollar-Denominated Bonds                                                 2.1%
--------------------------------------------------------------------------------
Natural Resources Common Stocks                                          0.8%
--------------------------------------------------------------------------------
Foreign Government Agencies                                              0.3%
--------------------------------------------------------------------------------
Miscellaneous Common &
Preferred Stocks                                                         0.0%**
--------------------------------------------------------------------------------
Cash & Other Net Assets                                                  1.5%
--------------------------------------------------------------------------------

* The calculation of percentages is based on total net assets plus the senior note issued by the Fund.

**    Rounds to less than 0.05% of gross assets.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. Approximately two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending, and almost one-fifth by business spending. Since consumer spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. Over the past year, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.6% in August 2005 compared with the same month a year earlier, which supported U.S. economic growth.(2)

Business spending also rose during the reporting period, contributing to economic growth. Nonresidential investment spending rose in each of the last four quarters, resulting in 9.1% growth for the year ended June 30, 2005.(2) Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising prices.

Energy prices rose significantly, as oil prices hit a record of $69.81 per barrel on August 30, exacerbated by a sharp spike following widespread oil and gas disruptions stemming from the Hurricane Katrina disaster.(3) Inflation remained relatively contained for the 12 months ended August 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index (CPI), excluding volatile food and energy costs, which was below the core CPI's 10-year average of 2.3%.(4) However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Federal Reserve Board (Fed) raised the federal funds target rate to 3.50% from 1.50% during the 12-month period and continued to hold the opinion that monetary policy remains accommodative, that the risks to growth and inflation remain equally balanced, and that future Fed policy will be tightened in a measured way. During the period, the yield curve flattened, as the 10- and 30-year U.S. Treasury yields fell while those of shorter-maturity Treasuries rose. At period-end, the 10-year Treasury yielded 4.02%.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: Bloomberg Energy/Commodity Service.

(4)   Source: Bureau of Labor Statistics.


2 | Annual Report

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the year under review, the Fund benefited from positive returns in each of its primary asset classes. High yield bond returns were driven by the ongoing favorable credit cycle, as economic growth generally enabled companies to improve their credit profiles. In turn, improving credit quality helped the default rate decline further below historical averages during the period. Utility stocks benefited from the continued low interest rate environment, as yields on the 10-year Treasury remained at historically low levels. In addition, many utility companies generated improved earnings, which they used as an opportunity to increase dividend payments and repurchase shares.

HIGH YIELD CORPORATE BONDS

The Fund benefited from its overweighted positions in wireless telecommunications and chemicals relative to the CSFB High Yield Index.(5) The wireless telecommunications industry benefited from merger and acquisition activity, in particular the merger of Fund holding Nextel Communications with Sprint, whose bonds were rated investment grade. In addition, industry growth remained positive and the feared demise of roaming charges failed to materialize. The chemicals industry experienced renewed pricing power, as demand for plastics and other chemical end-products improved along with the economy. Since very little new capacity was built during the recent industry downturn, the increase in demand led to higher operating rates, which enabled companies to expand margins in spite of high oil and natural gas costs. In this favorable fundamental environment, several companies, including fund holdings Nalco, Celanese (BCP Caylux Holding in the SOI), and Huntsman International Holdings (no longer held by period-end), issued equity via initial public offerings.

(5) In the SOI, the wireless telecommunications industry is part of communications; the chemicals industry is part of process industries.

TOP 10 HOLDINGS
Based on Gross Assets*
8/31/05 vs. 8/31/04

--------------------------------------------------------------------------------
 8/31/05
--------------------------------------------------------------------------------
 FPL Group Inc.                                                         2.4%
--------------------------------------------------------------------------------
 Southern Co.                                                           2.3%
--------------------------------------------------------------------------------
 Exelon Corp.                                                           2.2%
--------------------------------------------------------------------------------
 Dominion Resources Inc.                                                2.1%
--------------------------------------------------------------------------------
 Government of Mexico                                                   1.6%
--------------------------------------------------------------------------------
 TXU Corp.                                                              1.5%
--------------------------------------------------------------------------------
 FirstEnergy Corp.                                                      1.5%
--------------------------------------------------------------------------------
 Georgia-Pacific Corp.                                                  1.4%
--------------------------------------------------------------------------------
 Pinnacle West Capital Corp.                                            1.4%
--------------------------------------------------------------------------------
 Midwest Generation LLC                                                 1.3%
--------------------------------------------------------------------------------
 8/31/04
--------------------------------------------------------------------------------
 Southern Co.                                                           2.2%
--------------------------------------------------------------------------------
 FPL Group Inc.                                                         2.1%
--------------------------------------------------------------------------------
 Dominion Resources Inc.                                                1.9%
--------------------------------------------------------------------------------
 Government of Mexico                                                   1.7%
--------------------------------------------------------------------------------
 Exelon Corp.                                                           1.6%
--------------------------------------------------------------------------------
 Republic of Bulgaria                                                   1.5%
--------------------------------------------------------------------------------
 Nicor Inc.                                                             1.5%
--------------------------------------------------------------------------------
 Fimep SA                                                               1.5%
--------------------------------------------------------------------------------
 Laidlaw International Inc.                                             1.5%
--------------------------------------------------------------------------------
 D.R. Horton Inc.                                                       1.5%
--------------------------------------------------------------------------------

* The calculation of percentages is based on total net assets plus the senior note issued by the Fund.


                                                               Annual Report | 3

Our underweighted position relative to the CSFB High Yield Index in the utility sector and overweighted position in the industrials sector impeded the Fund's performance in the high yield bond asset class.(6) Bonds in the utility sector generated returns greater than that of the overall index. As noted in the Fund's 2005 semiannual report, we intentionally kept the high yield utility exposure fairly low given the portfolio's large exposure to that sector through utility stocks. In the industrials sector's case, we had an above-index allocation, yet the sector generated returns below that of the index. We were attracted to the diversified nature of the industrials sector, as well as the exposure it can provide to an improving economy. However, the industrial manufacturing sector faced headwinds over the course of the fiscal year, primarily in the form of higher energy and raw material costs that lowered profit margins and caused the group to generally underperform the broader CSFB High Yield Index.

UTILITY STOCKS

We increased the Fund's exposure to utility stocks, from 22.2% of gross assets at the beginning of the fiscal year to 26.6% on August 31, 2005. On average, our utility exposure hovered around the middle of the targeted 20%-30% range outlined in the Fund's prospectus. Utility stocks' strong results were driven by a combination of factors. These included improved industry growth prospects as regulators encouraged investment to shore up reliability following the 2000-2001 California energy crisis and the Northeastern/Midwestern U.S. blackout of 2003. Also, high energy prices, in particular those for natural gas, benefited utilities that use nuclear power or coal. Finally, interest rates remained relatively low over the course of the fiscal year. Given the support offered by such strong industry fundamentals, a number of utility companies were able to increase their dividends or repurchased shares during the year.

(6) In the SOI, the industrials sector comprises industrial services and producer manufacturing.


4 | Annual Report

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]             /s/ Christopher J. Molumphy

                            Christopher J. Molumphy, CFA
                            Senior Portfolio Manager


[PHOTO OMITTED]             /s/ Glenn I. Voyles

                            Glenn I. Voyles, CFA
                            Portfolio Manager

                            Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gains distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: FT                                      CHANGE     8/31/05     8/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$0.64      $7.12       $6.48
--------------------------------------------------------------------------------
Market Price (NYSE)                              +$0.57      $6.22       $5.65
--------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
Dividend Income                       $0.40
--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------
                                                 1-YEAR      5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)
--------------------------------------------------------------------------------
 Based on change in NAV                         +17.20%     +34.67%     +96.68%
--------------------------------------------------------------------------------
 Based on change in market price                +17.51%     +25.69%     +81.24%
--------------------------------------------------------------------------------
Average Annual Total Return(1)
--------------------------------------------------------------------------------
 Based on change in NAV                         +17.20%      +6.13%      +7.00%
--------------------------------------------------------------------------------
 Based on change in market price                +17.51%      +4.68%      +6.13%
--------------------------------------------------------------------------------
   Distribution Rate(2)               6.75%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD MAY BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of the Fund's 3.5 cent per share August dividend and the NYSE closing price of $6.22 on 8/31/05.


6 | Annual Report

ANNUAL SHAREHOLDERS' MEETING

FEBRUARY 16, 2005

At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on February 16, 2005, shareholders approved the following:

1. Regarding the election of a Board of Trustees of the Fund.

--------------------------------------------------------------------------------
TRUSTEES                             SHARES FOR             WITHHELD OR ABSTAIN
--------------------------------------------------------------------------------
Harris J. Ashton                   24,708,022.463               366,695.216
--------------------------------------------------------------------------------
Robert F. Carlson                  24,691,411.094               383,306.585
--------------------------------------------------------------------------------
S. Joseph Fortunato                24,708,023.700               366,693.979
--------------------------------------------------------------------------------
Edith E. Holiday                   24,721,269.489               353,448.190
--------------------------------------------------------------------------------
Edward B. Jamieson                 24,718,808.673               355,909.006
--------------------------------------------------------------------------------
Charles B. Johnson                 24,710,430.204               364,287.476
--------------------------------------------------------------------------------
Rupert H. Johnson, Jr.             24,727,855.765               346,861.914
--------------------------------------------------------------------------------
Frank W.T. LaHaye                  24,694,064.402               380,653.277
--------------------------------------------------------------------------------
Gordon S. Macklin                  24,686,551.493               388,166.186
--------------------------------------------------------------------------------


                                                               Annual Report | 7

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.


8 | Annual Report

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.


                                                               Annual Report | 9

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


10 | Annual Report

FRANKLIN UNIVERSAL TRUST

FINANCIAL HIGHLIGHTS

                                                          -------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                            2005            2004            2003            2002            2001
                                                          -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................     $   6.48        $   5.67        $   5.13        $   7.32        $   8.21
                                                          -------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...........................         0.45            0.43            0.45            0.65(c)         0.73

 Net realized and unrealized gains (losses) .........         0.59            0.74            0.59           (2.05)(c)       (0.82)
                                                          -------------------------------------------------------------------------
Total from investment operations ....................         1.04            1.17            1.04           (1.40)          (0.09)
                                                          -------------------------------------------------------------------------
Less distributions from net investment income .......        (0.40)          (0.36)          (0.50)          (0.79)          (0.80)
                                                          -------------------------------------------------------------------------
Net asset value, end of year ........................     $   7.12        $   6.48        $   5.67        $   5.13        $   7.32
                                                          =========================================================================
Market value, end of year(b) ........................     $   6.22        $   5.65        $   5.20        $   6.37        $   8.24
                                                          =========================================================================

Total return (based on market value per share) ......        17.49%          15.79%         (10.13)%        (13.68)%         19.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................     $198,861        $180,850        $158,364        $141,619        $198,598

Ratios to average net assets:

 Expenses ...........................................         2.32%           2.47%           3.59%           4.05%           3.29%

 Net investment income ..............................         6.49%           6.85%           8.68%          10.04%(c)        9.38%

Portfolio turnover rate .............................        34.60%          46.35%          65.15%          17.38%          31.60%

Total debt outstanding at end of year (000's) .......     $ 55,000        $ 55,000        $ 55,000        $ 60,000        $ 75,000

Asset coverage per $1,000 of debt ...................     $  4,616        $  4,288        $  3,879        $  3,360        $  3,648

Average amount of senior fixed rate notes per
  share during the year .............................     $   1.97        $   1.97        $   1.87        $   2.65        $   2.76

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale on the New York Stock Exchange.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share .............................  $   (0.012)
      Net realized and unrealized gains (losses) per share ........       0.012
      Ratio of net investment income to average net assets ........      (0.19)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                                                              Annual Report | 11

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY            SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS 34.0%
           NON-ENERGY MINERALS 1.0%
           AngloGold Ashanti Ltd., ADR ........................................      South Africa          30,446      $   1,080,529
           Barrick Gold Corp. .................................................         Canada             35,800            938,676
                                                                                                                       -------------
                                                                                                                           2,019,205
                                                                                                                       -------------
           PRODUCER MANUFACTURING 0.0%a
        (b)Harvard Industries Inc. ............................................      United States        109,618              1,096
    (b),(c)VS Holdings ........................................................      United States        181,875                 --
                                                                                                                       -------------
                                                                                                                               1,096
                                                                                                                       -------------
           UTILITIES 33.0%
           Alliant Energy Corp. ...............................................      United States         95,000          2,854,750
           Ameren Corp. .......................................................      United States         40,000          2,197,200
           American Electric Power Co. Inc. ...................................      United States         30,000          1,115,400
           Atmos Energy Corp. .................................................      United States         85,000          2,515,150
           CenterPoint Energy Inc. ............................................      United States        139,200          1,978,032
           Cinergy Corp. ......................................................      United States         55,000          2,422,200
           Dominion Resources Inc. ............................................      United States         70,000          5,353,600
           DTE Energy Co. .....................................................      United States         45,000          2,059,650
           Edison International ...............................................      United States         65,000          2,926,950
           Energy East Corp. ..................................................      United States         42,000          1,101,240
           Entergy Corp. ......................................................      United States         28,000          2,097,480
           Exelon Corp. .......................................................      United States        104,000          5,604,560
           FirstEnergy Corp. ..................................................      United States         75,000          3,827,250
           FPL Group Inc. .....................................................      United States        140,000          6,032,600
           NiSource Inc. ......................................................      United States         80,000          1,931,200
           ONEOK Inc. .........................................................      United States         22,600            768,400
           Pepco Holdings Inc. ................................................      United States         68,000          1,553,120
           Pinnacle West Capital Corp. ........................................      United States         76,000          3,414,680
           Progress Energy Inc. ...............................................      United States         70,000          3,051,300
           Public Service Enterprise Group Inc. ...............................      United States         47,250          3,049,987
           Southern Co. .......................................................      United States        170,000          5,848,000
           TXU Corp. ..........................................................      United States         39,600          3,841,992
                                                                                                                       -------------
                                                                                                                          65,544,741
                                                                                                                       -------------
           TOTAL COMMON STOCKS (COST $45,338,700) .............................                                           67,565,042
                                                                                                                       -------------
           PREFERRED STOCKS 1.0%
           PROCESS INDUSTRIES 0.0%a
(c),(d),(e)Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual ................        Indonesia        4,000,000             45,200
                                                                                                                       -------------
           UTILITIES 1.0%
           Heco Capital Trust III, 6.50%, pfd .................................      United States         75,000          1,987,500
                                                                                                                       -------------
           TOTAL PREFERRED STOCKS (COST $5,875,000) ...........................                                            2,032,700
                                                                                                                       -------------

                                                                                                   -------------------
                                                                                                   PRINCIPAL AMOUNT(f)
                                                                                                   -------------------
           BONDS 87.7%
           COMMERCIAL SERVICES 1.2%
           Corrections Corp. of America, senior note, 7.50%, 5/01/11 ..........      United States      2,300,000          2,389,125
                                                                                                                       -------------


12 | Annual Report

FRANKLIN UNIVERSAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY    PRINCIPAL AMOUNT(f)       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       COMMUNICATIONS 11.3%
       Dobson Cellular Systems Inc., senior secured note, 9.875%,
         11/01/12 ...........................................................      United States       1,900,000      $   2,099,500
       Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 ...................      United Kingdom        645,000            681,281
       Inmarsat Finance II PLC, senior disc. note, zero cpn. to 11/15/08,
         10.375% thereafter, 11/15/12 .......................................      United Kingdom      2,700,000          2,234,250
    (g)Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 .............         Bermuda          2,900,000          2,965,250
       Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ....        Luxembourg        2,300,000          2,397,750
       Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 ..........      United States       3,000,000          3,242,781
       Qwest Communications International Inc., senior note,
            7.50%, 2/15/14 ..................................................      United States       2,000,000          1,930,000
         (g)144A, 7.50%, 2/15/14 ............................................      United States       1,000,000            965,000
       Rogers Wireless Communications Inc., senior secured note, 7.25%,
         12/15/12 ...........................................................          Canada          2,700,000          2,909,250
       Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 .......      United States       3,000,000          3,060,000
                                                                                                                      -------------
                                                                                                                         22,485,062
                                                                                                                      -------------
       CONSUMER DURABLES 5.8%
       D.R. Horton Inc., senior note, 8.50%, 4/15/12 ........................      United States       3,000,000          3,269,955
       General Motors Acceptance Corp., 6.875%, 8/28/12 .....................      United States       2,000,000          1,882,676
       Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 .................      United States       1,400,000          1,445,500
       Simmons Co., senior sub. note, 7.875%, 1/15/14 .......................      United States       2,100,000          2,026,500
       William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ...............      United States       3,000,000          2,880,000
                                                                                                                      -------------
                                                                                                                         11,504,631
                                                                                                                      -------------
       CONSUMER NON-DURABLES 3.0%
       Smithfield Foods Inc., senior note,
          7.00%, 8/01/11 ....................................................      United States       2,000,000          2,070,000
          7.75%, 5/15/13 ....................................................      United States       1,000,000          1,080,000
       Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ..............      United States       3,000,000          2,902,500
                                                                                                                      -------------
                                                                                                                          6,052,500
                                                                                                                      -------------
       CONSUMER SERVICES 15.0%
       AMC Entertainment Inc., senior note, B, 8.625%, 8/15/12 ..............      United States       1,900,000          1,976,000
(c),(d)Atherton Franchise Capital, 13.073%, 12/01/08 ........................      United States         752,296             11,284
       Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ............      United States       2,900,000          2,896,375
       CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ..................          Canada          2,400,000          2,580,000
    (d)Century Communications Corp., senior disc. note, B, zero cpn.,
         1/15/08 ............................................................      United States       4,000,000          2,590,000
       Charter Communications Holdings II LLC, senior note, 10.25%,
         9/15/10 ............................................................      United States       2,500,000          2,593,750
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ................      United States       2,342,000          2,661,097
       DIRECTV Holdings LLC, senior note,
            8.375%, 3/15/13 .................................................      United States       1,283,000          1,414,508
         (g)144A, 6.375%, 6/15/15 ...........................................      United States       1,700,000          1,704,250
       Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 ...............      United States       2,700,000          2,713,500
       Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .......      United States         800,000            832,000
    (g)Radio One Inc., senior sub. note, 144A, 6.375%, 2/15/13 ..............      United States       1,200,000          1,192,500


                                                              Annual Report | 13

FRANKLIN UNIVERSAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        COUNTRY     PRINCIPAL AMOUNT(f)     VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER SERVICES (CONT.)
   Royal Caribbean Cruises Ltd., senior note,
      8.00%, 5/15/10 ..........................................................      United States      1,200,000      $   1,320,000
      6.875%, 12/01/13 ........................................................      United States        800,000            856,000
   Station Casinos Inc.,
      senior note, 6.00%, 4/01/12 .............................................      United States        500,000            506,250
      senior sub. note, 6.50%, 2/01/14 ........................................      United States        300,000            306,000
      senior sub. note, 6.875%, 3/01/16 .......................................      United States      2,200,000          2,271,500
   Young Broadcasting Inc., senior sub. note, 8.75%, 1/15/14 ..................      United States      1,500,000          1,365,000
                                                                                                                       -------------
                                                                                                                          29,790,014
                                                                                                                       -------------
   ELECTRONIC TECHNOLOGY 4.5%
   Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ...........        Singapore        1,500,000          1,533,750
(g)L-3 Communications Corp., senior sub. note, 144A, 6.375%,
    10/15/15 ..................................................................      United States      2,800,000          2,856,000
   Sanmina-SCI Corp., senior sub note, 6.75%, 3/01/13 .........................      United States      2,000,000          1,920,000
   Xerox Corp., senior note, 7.125%, 6/15/10 ..................................      United States      2,500,000          2,643,750
                                                                                                                       -------------
                                                                                                                           8,953,500
                                                                                                                       -------------
   ENERGY MINERALS 4.2%
   Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 .......................      United States      3,000,000          2,988,750
   Foundation PA Coal Co., senior note, 7.25%, 8/01/14 ........................      United States      1,700,000          1,795,625
(g)Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 ...........      United States      1,800,000          1,818,000
   Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 ..........      United States      1,700,000          1,819,000
                                                                                                                       -------------
                                                                                                                           8,421,375
                                                                                                                       -------------
   HEALTH SERVICES 4.7%
(g)Davita Inc., senior sub. note, 144A, 7.25%, 3/15/15 ........................      United States      3,000,000          3,063,750
   Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 .......................      United States      3,000,000          2,940,000
   Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
    10/01/14 ..................................................................      United States      3,000,000          3,277,500
                                                                                                                       -------------
                                                                                                                           9,281,250
                                                                                                                       -------------
   HEALTH TECHNOLOGY 1.5%
   Bio-Rad Laboratories Inc., senior sub. note, 6.125%, 12/15/14 ..............      United States      3,000,000          2,973,750
                                                                                                                       -------------
   INDUSTRIAL SERVICES 3.5%
   Allied Waste North America Inc., senior secured note,
      6.50%, 11/15/10 .........................................................      United States      2,100,000          2,073,750
      B, 5.75%, 2/15/11 .......................................................      United States        900,000            844,875
(g)Grant Prideco Inc., senior note, 144A, 6.125%, 8/15/15 .....................      United States        800,000            814,000
   Hanover Equipment Trust 01, senior secured note, B, 8.75%,
    9/01/11 ...................................................................      United States      3,000,000          3,232,500
                                                                                                                       -------------
                                                                                                                           6,965,125
                                                                                                                       -------------
   NON-ENERGY MINERALS 2.0%
   Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 ......................      United States      1,863,000          2,178,406
(g)Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ............................         Canada          1,700,000          1,712,750
                                                                                                                       -------------
                                                                                                                           3,891,156
                                                                                                                       -------------


14 | Annual Report

FRANKLIN UNIVERSAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY     PRINCIPAL AMOUNT(f)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
           BONDS (CONT.)
           PROCESS INDUSTRIES 10.5%
           Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ...........          Canada          3,000,000      $   3,030,000
           BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 .....      United States       1,785,000          2,032,668
           Georgia-Pacific Corp., senior note, 8.00%, 1/15/24 ................      United States       3,000,000          3,427,500
           JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .................         Ireland          3,000,000          2,655,000
           Nalco Co., senior sub. note, 8.875%, 11/15/13 .....................      United States       2,000,000          2,162,500
           Owens-Brockway Glass Container Inc., senior note, 6.75%,
             12/01/14 ........................................................      United States       2,000,000          2,005,000
(b),(c),(e)Pindo Deli Finance Mauritius Ltd., 144A,
             (h)FRN, 4.675%, 4/29/15 .........................................        Indonesia           339,219             79,106
             (h)FRN, 4.675%, 4/29/18 .........................................        Indonesia           882,036            205,691
               zero cpn., 4/29/25 ............................................        Indonesia         1,822,397            424,983
        (g)PQ Corp., senior sub. note, 144A, 7.50%, 2/15/13 ..................      United States       1,500,000          1,515,000
           Rhodia SA, senior note, 10.25%, 6/01/10 ...........................          France          3,000,000          3,262,500
                                                                                                                       -------------
                                                                                                                          20,799,948
                                                                                                                       -------------
           PRODUCER MANUFACTURING 6.9%
           Case New Holland Inc., senior note, 9.25%, 8/01/11 ................      United States       3,000,000          3,210,000
           Fimep SA, senior note, 10.50%, 2/15/13 ............................          France          2,000,000          2,300,000
        (g)Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ..................      United Kingdom      1,800,000          1,818,000
           Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .......      United States       2,500,000          2,512,500
        (g)Nell AF Sarl, senior note, 144A, 8.375%, 8/15/15 ..................        Luxembourg        1,200,000          1,219,500
           Nortek Inc., senior sub. note, 8.50%, 9/01/14 .....................      United States         800,000            782,000
           TRW Automotive Inc., senior note, 9.375%, 2/15/13 .................      United States       1,701,000          1,896,615
                                                                                                                       -------------
                                                                                                                          13,738,615
                                                                                                                       -------------
           REAL ESTATE INVESTMENT TRUSTS 1.6%
           Host Marriott LP, senior note,
               7.00%, 8/15/12 ................................................      United States       2,500,000          2,625,000
               6.375%, 3/15/15 ...............................................      United States         500,000            498,125
                                                                                                                       -------------
                                                                                                                           3,123,125
                                                                                                                       -------------
           RETAIL TRADE 2.8%
           Leslie's Poolmart, senior note, 7.75%, 2/01/13 ....................      United States       2,600,000          2,691,000
        (g)Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08 ...............      United States       3,000,000          2,835,000
                                                                                                                       -------------
                                                                                                                           5,526,000
                                                                                                                       -------------
           TECHNOLOGY SERVICES 2.6%
        (d)PSINet Inc.,
               10.50%, 12/01/06 ..............................................      United States         700,000                875
               senior note, 11.00%, 8/01/09 ..................................      United States       3,250,000              4,063
        (g)Sungard Data Systems Inc.,
               senior note, 144A, 9.125%, 8/15/13 ............................      United States         900,000            949,500
               senior sub. note, 144A, 10.25%, 8/15/15 .......................      United States         900,000            945,000
           UGS Corp., senior sub. note, 10.00%, 6/01/12 ......................      United States       3,000,000          3,375,000
                                                                                                                       -------------
                                                                                                                           5,274,438
                                                                                                                       -------------


                                                              Annual Report | 15

FRANKLIN UNIVERSAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY     PRINCIPAL AMOUNT(f)    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TRANSPORTATION 0.5%
   Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13 ..........      United States      1,200,000      $   1,104,000
                                                                                                                      -------------
   UTILITIES 6.1%
   Aquila Inc., senior note, 14.875%, 7/01/12 ................................      United States      2,000,000          2,705,000
(g)Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ..................      United States      2,500,000          1,862,500
   Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 .........................      United States      2,600,000          2,866,500
   Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ...............      United States      3,000,000          3,375,000
(g)Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ......................      United States      1,200,000          1,251,000
                                                                                                                      -------------
                                                                                                                         12,060,000
                                                                                                                      -------------
   TOTAL BONDS (COST $171,255,346) ...........................................                                          174,333,614
                                                                                                                      -------------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 3.1%
   Eskom, E168, 11.00%, 6/01/08 ..............................................      South Africa       4,350,000            734,196
   Government of Mexico, 11.375%, 9/15/16 ....................................         Mexico          2,750,000          4,119,500
   Government of Russia, 3.00%, 5/14/06 ......................................         Russia          1,300,000          1,287,410
                                                                                                                      -------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $5,284,403) ..........                                            6,141,106
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $227,753,449) ...........................                                          250,072,462
                                                                                                                      -------------

                                                                                                      ----------
                                                                                                        SHARES
                                                                                                      ----------
   SHORT TERM INVESTMENT (COST $1,683,740) 0.8%
   MONEY FUND 0.8%
(i)Franklin Institutional Fiduciary Trust Money Market Portfolio .............      United States      1,683,740          1,683,740
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $229,437,189) 126.6% ..............................                                          251,756,202
   OTHER ASSETS, LESS LIABILITIES (26.6)% ....................................                                          (52,895,443)
                                                                                                                      -------------
   NET ASSETS 100.0% .........................................................                                        $ 198,860,759
                                                                                                                      =============

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note

(a)   Rounds to less than 0.05% of net assets.

(b)   Non-income producing.

(c)   See Note 10 regarding restricted and illiquid securities.

(d)   See Note 9 regarding defaulted securities.

(e)   See Note 11 regarding other considerations.

(f)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Trustees.

(h)   The coupon rate shown represents the rate at period end.

(i) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


16 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................        $ 227,753,449
  Cost - Sweep Money Fund (Note 8) .......................            1,683,740
                                                                  -------------
  Total cost of investments ..............................        $ 229,437,189
                                                                  =============
  Value - Unaffiliated issuers ...........................        $ 250,072,462
  Value - Sweep Money Fund (Note 8) ......................            1,683,740
                                                                  -------------
  Total value of investments .............................          251,756,202
 Cash ....................................................                2,750
 Receivables:
  Dividends and interest .................................            3,486,144
 Note issuance costs (Note 3) ............................              124,974
                                                                  -------------
     Total assets ........................................          255,370,070
                                                                  -------------
Liabilities:
 Payables:
  Affiliates .............................................              157,123
  Distributions to shareholders ..........................              977,350
 Senior fixed rate notes (Note 3) ........................           55,000,000
 Deferred sale proceeds (Note 11) ........................              291,204
 Other liabilities .......................................               83,634
                                                                  -------------
     Total liabilities ...................................           56,509,311
                                                                  -------------
       Net assets, at value ..............................        $ 198,860,759
                                                                  =============
Net assets consist of:
 Paid-in capital .........................................        $ 254,815,425
 Undistributed net investment income .....................            2,069,849
 Net unrealized appreciation (depreciation) ..............           22,319,248
 Accumulated net realized gain (loss) ....................          (80,343,763)
                                                                  -------------
       Net assets, at value ..............................        $ 198,860,759
                                                                  =============
Shares outstanding .......................................           27,924,294
                                                                  =============
Net asset value per share ................................        $        7.12
                                                                  =============


                         Annual Report | See notes to financial statements. | 17

FRANKLIN UNIVERSAL TRUST

STATEMENT OF OPERATIONS
for the year ended August 31, 2005

Investment income:
 Dividends:
  Unaffiliated issuers ................................................................      $  2,631,174
  Sweep Money Fund (Note 8) ...........................................................            67,950
 Interest .............................................................................        14,191,441
 Other income (Note 12) ...............................................................             4,475
                                                                                             ------------
        Total investment income .......................................................        16,895,040
                                                                                             ------------
Expenses:
 Management fees (Note 4a) ............................................................         1,840,198
 Interest expense (Note 3) ............................................................         2,277,000
 Transfer agent fees ..................................................................            90,455
 Custodian fees (Note 5) ..............................................................             8,619
 Reports to shareholders ..............................................................            72,665
 Professional fees ....................................................................            71,695
 Trustees' fees and expenses ..........................................................            17,094
 Amortization of note issuance costs (Note 3) .........................................            38,297
 Other ................................................................................            33,094
                                                                                             ------------
        Total expenses ................................................................         4,449,117
        Expense reductions (Note 5) ...................................................              (504)
                                                                                             ------------
          Net expenses ................................................................         4,448,613
                                                                                             ------------
           Net investment income ......................................................        12,446,427
                                                                                             ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................................................        (10,744,78)
  Foreign currency transactions .......................................................                (2)
                                                                                             ------------
          Net realized gain (loss) ....................................................        (10,744,78)
                                                                                             ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .........................................................................        27,477,251
  Translation of assets and liabilities denominated in foreign currencies .............             1,184
                                                                                             ------------
           Net change in unrealized appreciation (depreciation) .......................        27,478,435
                                                                                             ------------
Net realized and unrealized gain (loss) ...............................................        16,733,651
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations .......................      $ 29,180,078
                                                                                             ------------


18 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     ------------------------------
                                                                                                           YEAR ENDED AUGUST 31,
                                                                                                           2005            2004
                                                                                                     ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................................   $  12,446,427    $  11,947,853
  Net realized gain (loss) from investments and foreign currency transactions ....................     (10,744,784)      (7,220,380)
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ............................................      27,478,435       27,811,839
                                                                                                     ------------------------------
        Net increase (decrease) in net assets resulting from operations ..........................      29,180,078       32,539,312
 Distributions to shareholders from net investment income ........................................     (11,169,717)     (10,052,746)
                                                                                                     ------------------------------
        Net increase (decrease) in net assets ....................................................      18,010,361       22,486,566
Net assets:
 Beginning of year ...............................................................................     180,850,398      158,363,832
                                                                                                     ------------------------------
 End of year .....................................................................................   $ 198,860,759    $ 180,850,398
                                                                                                     ==============================
Undistributed net investment income included in net assets:
 End of year .....................................................................................   $   2,069,849    $     299,620
                                                                                                     ==============================


                         Annual Report | See notes to financial statements. | 19

FRANKLIN UNIVERSAL TRUST

STATEMENT OF CASH FLOWS
for the year ended August 31, 2005

Cash flow from operating activities:
 Dividends and interest received ...........................................................................           $ 15,701,795
 Operating expenses paid ...................................................................................             (1,798,760)
 Interest expense paid .....................................................................................             (2,277,000)
                                                                                                                       ------------
  Cash provided - operating activities .....................................................................             11,626,035
                                                                                                                       ============
Cash flow from investing activities:
 Investment purchases ......................................................................................            (83,851,52)
 Investment sales and maturities ...........................................................................             84,385,329
 Short term investment securities, net .....................................................................             (1,612,544)
                                                                                                                       ------------
  Cash used - investing activities .........................................................................             (1,078,740)
                                                                                                                       ============
Cash flow from financing activities - distributions to shareholders ........................................            (11,030,09)
                                                                                                                       ============
Net increase (decrease) in cash ............................................................................               (482,801)
Cash at beginning of year ..................................................................................                485,551
                                                                                                                       ------------
Cash at end of year ........................................................................................           $      2,750
                                                                                                                       ============

RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
FOR THE YEAR ENDED AUGUST 31, 2005

Net investment income ......................................................................................           $ 12,446,427
 Adjustments to reconcile net investment income to net cash provided by operating activities:
  Amortization income ......................................................................................               (382,393)
  Interest income on bond restructurings and other investment transactions .................................               (541,330)
  Amortization of note issuance costs ......................................................................                 38,297
  Reinvested dividends from Sweep Money Fund ...............................................................                (67,950)
  Increase in dividends and interest receivable ............................................................               (201,572)
  Increase in liabilities ..................................................................................                334,556
                                                                                                                       ------------
Net cash provided by operating activities ..................................................................           $ 11,626,035
                                                                                                                       ============


20 | See notes to financial statements. | Annual Report

FRANKLIN UNIVERSAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 21

FRANKLIN UNIVERSAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


22 | Annual Report

FRANKLIN UNIVERSAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED RATE NOTES

On August 29, 2003, the Fund issued $55 million principal amount of a new class of five-year senior fixed rate notes. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund.


                                                              Annual Report | 23

FRANKLIN UNIVERSAL TRUST

3. SENIOR FIXED RATE NOTES (CONTINUED)

The Notes bear interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Fund may prepay the Notes at any time; therefore, market value approximates the principal amount of the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2005.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                         Investment Manager
Franklin Templeton Services LLC (FT Services)             Administrative Manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly net assets plus the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


24 | Annual Report

FRANKLIN UNIVERSAL TRUST

6. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
 2008 ........................................................   $ 5,088,195
 2009 ........................................................     1,167,255
 2010 ........................................................     6,827,086
 2011 ........................................................    34,372,527
 2012 ........................................................    18,676,213
 2013 ........................................................     3,246,257
                                                                 -----------
                                                                 $69,377,533
                                                                 ===========

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized capital losses of $10,937,370.

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                                     ---------------------------
                                                         2005           2004
                                                     ---------------------------
Distributions paid from ordinary income ........     $11,169,717     $10,052,746

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................     $ 229,605,656
                                                                  =============
Unrealized appreciation .....................................     $  36,374,049

Unrealized depreciation .....................................       (14,223,503)
                                                                  -------------
Net unrealized appreciation (depreciation) ..................     $  22,150,546
                                                                  =============
Distributable earnings - undistributed ordinary income ......     $   3,249,410
                                                                  =============


                                                              Annual Report | 25

FRANKLIN UNIVERSAL TRUST

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2005, aggregated $83,851,525 and $83,626,475, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 68.40% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2005, the value of these securities was $2,651,422, representing 1.05% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED AND ILLIQUID SECURITIES

At August 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


26 | Annual Report

FRANKLIN UNIVERSAL TRUST

10. RESTRICTED AND ILLIQUID SECURITIES (CONTINUED)

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At August 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

-------------------------------------------------------------------------------------------------------------------
 PRINCIPAL AMOUNT/                                                     ACQUISITION
      SHARES         ISSUER                                                DATE            COST            VALUE
-------------------------------------------------------------------------------------------------------------------
    4,000,000        Asia Pulp & Paper Co. Ltd., 12.00%, pfd.,
                      Perpetual ....................................     2/14/97        $4,000,000      $    45,200
      752,296        Atherton Franchise Capital, 13.073%,
                      12/01/08 .....................................     4/28/94           752,296           11,284
      339,219        Pindo Deli Finance Mauritius Ltd., 144A, FRN,
                      4.675%, 4/29/15 ..............................     4/29/05            78,821           79,106
      882,036        Pindo Deli Finance Mauritius Ltd., 144A, FRN,
                      4.675%, 4/29/18 ..............................     4/29/05           204,950          205,691
    1,822,397        Pindo Deli Finance Mauritius Ltd., 144A,
                      zero cpn., 4/29/25 ...........................     4/29/05           423,452          424,983
      181,875        VS Holdings ...................................    12/06/01           181,875               --
                                                                                                        -----------
                     TOTAL RESTRICTED AND ILLIQUID SECURITIES (0.39% OF NET ASSETS) ...............     $   766,264
                                                                                                        ===========

11. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd. and Pindo Deli Finance Mauritius Ltd. in November 2006. Until the completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.

12. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


                                                              Annual Report | 27

FRANKLIN UNIVERSAL TRUST

12. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


28 | Annual Report

FRANKLIN UNIVERSAL TRUST

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 29

FRANKLIN UNIVERSAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005

30 | Annual Report

FRANKLIN UNIVERSAL TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 16.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,411,030 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

                                                              Annual Report | 31

FRANKLIN UNIVERSAL TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is appointed and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION    TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee     Since 1988         141                          Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                         company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee     Since 2000         56                           None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee     Since 1989         142                          None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee     Since 2004         134                          Director, Amerada Hess Corporation
500 East Broward Blvd.                                                                       (exploration and refining of oil and
Suite 2100                                                                                   gas), H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                                                               foods and allied products), RTI
                                                                                             International Metals, Inc. (manufac-
                                                                                             ture and distribution of titanium),
                                                                                             Canadian National Railway (railroad),
                                                                                             and White Mountains Insurance
                                                                                             Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                          LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION    TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee     Since 1988         115                          Director, The California Center for
One Franklin Parkway                                                                         Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee     Since 1993         141                          Director, Martek Biosciences
One Franklin Parkway                                                                         Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                     (biotechnology), and Overstock.com
                                                                                             (Internet services); and FORMERLY,
                                                                                             Director, MCI Communication
                                                                                             Corporation (subsequently known as
                                                                                             MCI WorldCom, Inc. and WorldCom,
                                                                                             Inc.) (communications services)
                                                                                             (1988-2002), White Mountains
                                                                                             Insurance Group, Ltd. (holding com-
                                                                                             pany) (1987-2004) and Spacehab,
                                                                                             Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee     Since June 2005    101                          Director, White Mountains Insurance
One Franklin Parkway                                                                         Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                     Amerada Hess Corporation (explo-
                                                                                             ration and refining of oil and gas) and
                                                                                             Sentient Jet (private jet service); and
                                                                                             FORMERLY, Director, Becton Dickinson
                                                                                             and Company (medical technology),
                                                                                             Cooper Industries, Inc. (electrical
                                                                                             products and tools and hardware),
                                                                                             Health Net, Inc. (formerly, Foundation
                                                                                             Health) (integrated managed care),
                                                                                             The Hertz Corporation, Pacific
                                                                                             Southwest Airlines, The RCA
                                                                                             Corporation, Unicom (formerly,
                                                                                             Commonwealth Edison) and UAL
                                                                                             Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (1948)      Trustee,         Trustee and          1                            None
One Franklin Parkway             President and    President since
San Mateo, CA 94403-1906         Chief            1993 and Chief
                                 Executive        Executive Officer
                                 Officer -        - Investment
                                 Investment       Management
                                 Management       since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and/or trustee, as the case may be, of other subsidiaries of Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and      Trustee since        141                          None
One Franklin Parkway             Chairman of      1988 and
San Mateo, CA 94403-1906         the Board        Chairman of the
                                                  Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee and      Trustee and          125                          None
One Franklin Parkway             Senior Vice      Senior Vice
San Mateo, CA 94403-1906         President        President since
                                                  1988
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)           Vice President   Since 1988           Not Applicable               None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Since 2004           Not Applicable               Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)         Vice President   Since 2000           Not Applicable               Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of
Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, General Counsel,
Franklin Resources, Inc.; Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED       BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial  Since 2004        Not Applicable                  Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Advisers, Inc., which is the Trust's adviser.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


36 | Annual Report

FRANKLIN UNIVERSAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for Franklin Universal Trust (the "Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned


                                                              Annual Report | 37

FRANKLIN UNIVERSAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. Consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, as well as the Lipper reports furnished for the contract renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of the Fund and all closed-end leveraged high yield funds as selected by Lipper during 2004, as well as the previous ten years ended December 31, 2004. Such report considered both income return and total return on a net asset value basis without regard to market discounts or premiums in order to accurately reflect investment performance. The Lipper report showed the Fund's income return to be in the lowest quintile of such performance universe for the one-year period and on an annualized basis for each of the previous three-, five- and ten-year periods. The Lipper report also showed that the Fund's total return was in the second highest quintile of such universe during 2004 and on an annualized basis was in the lowest quintile for the previous three-year period and at the median of the performance universe for the previous five- and ten-year periods. In discussing such performance, management pointed out the Fund's mandate to invest between 20 and 30 percent of its assets in utilities stocks differed from the Lipper performance universe, which consisted of pure high yield funds, and that its relative performance within such universe reflected such difference. Management further pointed out that the Fund's favorable investment performance in comparison to a blend of the Credit Suisse First Boston High Yield Index and the Standard & Poors Electric Utilities Index was a more meaningful measure of performance. The Board believed the Fund's investment performance was satisfactory in view of such explanation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and 14 closed-end leveraged high current yield funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee rate that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper


38 | Annual Report

FRANKLIN UNIVERSAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

report showed the Fund's effective management fee rate was in the highest third of the Lipper expense group being five basis points above the median for such group. The report showed the Fund's actual total expenses computed on a basis that included investment related expenses and taxes, which, according to Lipper primarily relates to leveraging, were in the highest third of its expense group, but computed on a basis excluding investment related expenses and taxes were in the lowest third of its Lipper expense group and 30 basis points below the median for such group. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis were the revenue and related costs involved in managing the Fund, as well as its relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose


                                                              Annual Report | 39

FRANKLIN UNIVERSAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale which should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2005. Additionally, the Fund expects to file, on or about October 31, 2005, such certifications with its Form N-CSR for the year ended August 31, 2005.


40 | Annual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

        [LOGO](R)
   FRANKLIN TEMPLETON             One Franklin Parkway
       INVESTMENTS              San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940 -3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

FUT A2005 10/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $16,480 for the fiscal year ended August 31, 2005 and $20,816 for the fiscal year ended August 31, 2004.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $16,000 for the fiscal year ended August 31, 2005 and $12,500 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $109 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $99,891 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $35,591 for the fiscal year ended August 31, 2005 and $161,079 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Members of the Audit Committee are: Robert F. Carlson, S. Joseph Fortunato and Frank W. T. LaHaye.

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders. The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /s/JIMMY D. GAMBILL
   --------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   October 21, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   October 21, 2005